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                                                                     EXHIBIT 4.2

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                             REGISTRATION RIGHTS

                                  AGREEMENT



                         Dated as of August 7, 1997


                               By and Between


                       DSC COMMUNICATIONS CORPORATION


                                     and


                          GOLDMAN, SACHS & CO. and
                      NATIONSBANC CAPITAL MARKETS, INC.

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                        REGISTRATION RIGHTS AGREEMENT


                 This REGISTRATION RIGHTS AGREEMENT, dated as of August 7, 1997, is made by and between DSC Communications Corporation, a Delaware corporation (the "Company"), and Goldman, Sachs & Co. and NationsBanc Capital Markets, Inc. (collectively referred to herein as the "Purchasers").

                                    RECITALS

                 WHEREAS, the Company and the several Purchasers have entered into a purchase agreement, dated August 7, 1997 (the "Purchase Agreement"), providing for, among other things, the sale by the Company and the purchase by the Purchasers of an aggregate of U.S.$300,000,000 principal amount, and, at the election of the Purchasers, up to an aggregate of U.S.$100,000,000 additional principal amount, of the Company's 7% Convertible Subordinated Notes due August 1, 2004, convertible into shares of Common Stock (as defined herein) of the Company as provided in the Indenture (as defined herein); and

                 WHEREAS, this Agreement is being entered into pursuant to the Purchase Agreement as a condition to the closing of the sale of the Securities (as defined herein) pursuant thereto;

                 NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:


1.       Certain Definitions.

                 As used in this Agreement, the following terms shall have the following respective meanings:

                 (a) "Closing Date" shall mean the First Time of Delivery as defined in the Purchase Agreement.

                 (b) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                 (c) "Common Stock" means the common stock, par value $.01 per share, of the Company, together with the related Preferred Share Purchase Rights of

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the Company issuable with such shares and any securities of the Company or any successor which may be issuable upon conversion of the Securities pursuant to Article Twelve of the Indenture.

                 (d) "Effective Time" shall mean the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

                 (e) "Electing Holder" shall have the meaning assigned thereto in Section 3(c) of this Agreement; provided, however, that, if the record holder of any Registrable Securities is The Depository Trust Company (or a successor thereto) or its nominee, the holder of such securities shall mean the person that would be considered the holder thereof for purposes of Item 507 of Regulation S-K under the Securities Act.

                 (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                 (g) "Holder's Counsel" shall mean a single counsel (if any) designated by the holders of not less than 25% of the aggregate principal amount of the Registrable Securities to represent them in connection with the Registration Statement; provided, however, that, if more than one counsel is so designated, the Holders' Counsel shall be the designee of the holders that are holding the greater percentage of the Registrable Securities.

                 (h) The term "holder" shall mean, when used with respect to any Security, the Holder (as defined in the Indenture) and, with respect to any Common Stock, the record holder of such Common Stock.

                 (i)      "Indenture" shall mean the Indenture, dated as of
August   , 1997, between the Company and The Bank of New York, as Trustee, as amended and supplemented from time to time in accordance with its terms.

                 (j) "Initial Questionnaire Deadline" shall have the meaning specified in Section 3(c).

                 (k) The term "managing underwriter or managing underwriters" shall mean the person or persons selected pursuant to Section 7(b) of this Agreement to manage an underwritten offering of Registrable Securities.

                 (l) The term "person" shall have the meaning specified in the Indenture.





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                 (m)      "Prospectus" shall mean the prospectus (including any
preliminary prospectus and any final prospectus) included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                 (n) "Registrable Securities" shall mean all or any portion of the Securities issued under the Indenture and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                 (o) "Registration Expenses" shall have the meaning assigned thereto in Section 4(c) of this Agreement.

                 (p) "Registration Statement" shall mean a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities (subject to Section 3(c) hereof) pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of
Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all materials incorporated by reference in such registration statement.

                 (q) "Restricted Security" shall mean any Security or share of Common Stock issuable upon conversion thereof unless or until (i) such Security or the Common Stock issuable upon conversion thereof has been effectively registered under the Securities Act and sold in a manner contemplated by the Registration Statement or (ii) such Security or the Common Stock issuable upon conversion thereof has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto).

                 (r) "Rules and Regulations" shall mean the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

                 (s) "Securities" shall mean the Company's 7% Convertible Subordinated Notes due August 1, 2004, to be issued pursuant to the Indenture and sold pursuant to the Purchase Agreement and the Common Stock issuable upon conversion thereof.





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                 (t)      "Securities Act" shall mean the Securities Act of
1933, or any successor thereto, as the same shall be amended from time to time.

                 (u) "Selling Securityholder's Questionnaire" shall have the meaning assigned thereto in Section 3(c) of this Agreement.

                 (v) "Specified Registrable Securities" shall have the meaning assigned thereto in Section 3(c) of this Agreement.

                 (w) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

                 (x) The term "underwriter" shall mean any underwriter of an underwritten offering of Registrable Securities pursuant to Section 7(b) of this Agreement.

                 (y) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of the Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion in order to receive such number of shares of Common Stock.

                 The filing of a document or report under the Exchange Act that is incorporated by reference into the Registration Statement shall not be deemed to be an amendment or supplement of the Registration Statement or the filing of a Registration Statement or Prospectus (notwithstanding any undertaking in the Registration Statement that may provide to the contrary) for purposes of any provision of this Agreement that may give any person (i) a right to review, or receive a copy, of any Registration Statement, Prospectus or amendment or supplement thereto prior to the filing thereof, (ii) the right to conduct any "due diligence" investigation that is triggered by the filing of any Registration Statement, Prospectus or amendment or supplement or (iii) the right to receive any notice that is triggered by any such filing.





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                 2.       Registration Under the Securities Act.

                 (a) The Company shall, at its expense (subject to Section 4 hereof), within 90 calendar days following the Closing Date, file with the Commission a Registration Statement with respect to the Registrable Securities and thereafter shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission under the Securities Act within 90 calendar days after the date of the filing of such Registration Statement.

                 (b) Subject to Section 2(e) hereof, the Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act and usable by holders for resales of Registrable Securities for a period of two years from the Effective Time or such shorter period that will terminate upon the earlier of the following: (i) when there are no outstanding Registrable Securities and (ii) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not "affiliates" of the Company (as defined in Rule 144(a)(1) under the Securities Act) may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act (or any successor provision thereto) and the Company has removed all legends from the Registrable Securities restricting the transfer thereof (other than any Registrable Security held by an affiliate). The Company shall use its reasonable best efforts to file such amendments or supplements to the Registration Statement as are necessary or appropriate to discharge its obligations under the preceding sentence.

                 (c) If at any time, the Securities, pursuant to Article Twelve of Indenture, are convertible into securities other than the Company's common stock, par value $.01 per share, together with the related Preferred Share Purchase Rights of the Company issuable with such shares, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Registration Statement no later than the date on which the Securities may then be convertible into such securities.

                 (d) The parties hereto agree that, notwithstanding the provisions of Section 9(b), the remedies provided for in Section 10.12 of the Indenture shall constitute the sole and exclusive remedy for any breach by the Company of its obligations under Section 2(a) hereof.

                 (e) Notwithstanding anything to the contrary contained herein (including, without limitation, Section 2(b) hereof), the fact that any action or inaction on the part of the Company relating to the conduct of its business or the occurrence of any other event causes the Registration Statement not to be usable pursuant to Section 3(f) hereof or not to be effective shall not constitute a breach of this Agreement by the Company, provided that the foregoing shall not limit (a) the Company's obligation to





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reasonably promptly thereafter take the actions required by Sections 3(d)(v)
and/or 3(d)(xii) hereof, (b) any obligation that the Company may have to pay additional interest pursuant to Section 10.12 of the Indenture or (c) the Company's obligations under Section 3(d)(xv) hereof.


                 3.       Registration Procedures.

                 (a) Prior to or at the Effective Time the Company shall qualify the Indenture under the Trust Indenture Act.

                 (b) In the event that compliance with Section 3(a) hereof involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                 (c) The Company shall include in the Registration Statement as of the Effective Time all Registrable Securities which any holder shall have elected (each, an "Electing Holder") to include in the Registration Statement as specified in a completed questionnaire substantially in the form attached hereto as Exhibit A (a "Selling Securityholder's Questionnaire"), received by the Company on or prior to the date 85 calendar days after the Closing Date (the "Initial Questionnaire Deadline"). No earlier than 45 days after the Closing Date and no later than 60 days after the Closing Date the Company, at its expense, shall mail to each Holder a Selling Securityholder Questionnaire. As used herein, the term "Specified Registrable Securities" shall mean all Registrable Securities that the Electing Holders have elected to include in the Registration Statement as provided in the preceding sentence on or prior to the Initial Questionnaire Deadline. Each person acquiring Specified Registrable Securities from an Electing Holder after the date on which such Electing Holder provided the Company its Selling Securityholder's Questionnaire shall also be entitled to have such Specified Registrable Securities included in the Registration Statement so long as such person provides the Company with an updated Selling Securityholder's Questionnaire. Any such transferee shall be entitled to have its Specified Registrable Securities included in the Registration Statement (i) at the Effective Time, if the updated Selling Securityholder's Questionnaire is received by the Company on or prior to the date 10 calendar days prior to the Effective Time and (ii) in all other cases, reasonably promptly after the Company receives the updated Selling Securityholder's Questionnaire. In the case of any Specified Registrable Securities which are not included in the Registration Statement at the Effective Time and as to which an updated Selling Securityholder's Questionnaire has been furnished to the Company, the Company shall include such Registrable Securities in the Registration Statement reasonably promptly and in connection therewith shall file such post-effective amendments to the Registration





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Statement or supplements to the Prospectus as may be required by the Rules and
Regulations to permit the resale of such Specified Registrable Securities.

                 (d) In connection with the Company's obligations with respect to the Registration Statement, the Company shall use its reasonable best efforts to effect or cause the Registration Statement to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Registration Statement; provided, however, that such method or methods of distribution may take the form of an underwritten offering of the Registrable Securities only as provided in Section 7 hereof. In connection therewith, the Company shall:

                 (i) for a reasonable period prior to the filing of a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders' counsel, if any, and the managing underwriter or underwriters, if any, of Registrable Securities being sold in an underwritten offering copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and managing underwriter or underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which such counsel or the managing underwriter or underwriters, if any, shall reasonably object; provided, that the Company may assume, for the purposes of this subparagraph (i), that objections to the inclusion of information specifically requested to be included in the Registration Statement or other documents by the staff of the Commission, or in the opinion of counsel to the Company required to be in the Registration Statement or other documents, or specifically required by the Securities Act or the Rules and Regulations, shall not be deemed to be reasonable;

                 (ii) for a reasonable period prior to the filing of the Registration Statement and prior to the execution of any underwriting or similar agreement, make available for inspection by Holders' Counsel, any managing underwriter or underwriters of Registrable Securities being sold in an underwritten offering, and not more than one accountant or firm of accountants retained by the selling holders or such managing underwriter, all such financial and other records, pertinent corporate documents and properties of the Company as would customarily be necessary or advisable for the purposes of a "due diligence" investigation of the Company's affairs; cause the Company's officers, directors, employees and agents, including independent public accountants and counsel, to supply all information reasonably requested by any such Holder's Counsel, underwriter or accountant in connection with such Registration Statement, provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons





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         unless disclosure of such records, information or documents is required by court or administrative order; and furnish to Holders' Counsel and each managing underwriter, if any, copies of all documents filed with Commission and incorporated by reference in the Registration Statement;

                 (iii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the Rules and Regulations or the instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep the Registration Statement effective for the period specified in Section 2(b) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the period specified in Section 2(b) in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                 (iv) notify the selling holders of Registrable Securities, Holders' Counsel, if any, and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing,

                                  (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                                  (B)      with respect to Holders' Counsel
                 only, of any comments by the Commission or the "Blue Sky" or securities commissioner or regulator of any state with respect to the Registration Statement, the Prospectus or any prospectus supplement or any request by the Commission or any such securities commissioner or regulator for amendments or supplements to the Registration Statement, the Prospectus or any prospectus supplement or for additional information,

                                  (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,





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                                  (D)      if at any time the representations
                 and warranties of the Company contemplated by subparagraph
                 (xiv) below or Section 5 hereof cease to be true and correct,

                                  (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                                  (F) if the Company obtains knowledge, of the happening of any event or the existence of any fact that would require the making of any changes in or amendments or supplements to the Registration Statement, any post-effective amendment thereto, the Prospectus, any prospectus supplement or any document incorporated therein by reference so that, as of such date, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

                 (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as expeditiously as reasonably possible;

                 (vi) subject to section 7(d) hereof, if requested by any managing underwriter or underwriters or any holder of Registrable Securities being sold pursuant to an underwritten offering, reasonably promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the applicable Rules and Regulations and as the managing underwriter or underwriters or such holder specifies should be included therein and to which the Company does not reasonably object relating to the terms of the sale of the Registrable Securities, including without limitation, information with respect to the principal amount or number of shares of Registrable Securities being sold by such holder to any underwriter or underwriters, the name and description of such holder or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering (including whether such underwriting commitment is on a firm commitment or best efforts basis) of the Registrable Securities to be sold in such offering; and make all required fillings of such prospectus supplement or post-effective amendment reasonably promptly after





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         they are notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                 (vii) furnish to each selling holder of Registrable Securities included within the coverage of the Registration Statement and each managing underwriter, if any, without charge, an executed copy of the Registration Statement, each amendment and supplement thereto (in each case including, if the holder so requests in writing, all exhibits thereto and documents incorporated by reference therein) and such number of copies thereof as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities;

                 (viii) deliver to each selling holder of Registrable Securities included within the coverage of the Registration Statement and each managing underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities and to permit any of such persons to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents (except during the continuance of any fact or event described in Section 3(d)(iv)(F)) to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and by each underwriter thereof, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the period specified in Section 2(b);

                 (ix) prior to any public offering of Registrable Securities, use reasonable best efforts to, and in the case of any underwritten offering of Registrable Securities pursuant to Section 7, cooperate with counsel to the managing underwriter or underwriters to,
         (A) register or qualify the Registrable Securities covered by the Registration Statement for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as any selling holder or managing underwriter reasonably shall request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable any such holder or underwriter to complete its distribution of Registrable Securities pursuant to the Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be





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         required to qualify but for the requirements of this Section 3(d)(ix)
         or consent to general service of process in any such jurisdiction;

                 (x) subject to receipt of assurances customary in transactions of this kind, cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and which shall be in the form required by any securities exchange upon which any Registrable Securities are listed; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holder or the managing underwriter or underwriters, if any, may request at least two business days prior to any delivery of Registrable Securities;

                 (xi) comply with all applicable laws and the regulations of such other governmental agencies or authorities, federal, state or local which may at any time be applicable to the Company, the compliance with which may be necessary to enable the Company to comply with its obligations hereunder;

                 (xii) upon the happening of any event or the existence of any fact contemplated by subparagraph (iv)(F) above, reasonably promptly prepare a post-effective amendment or supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that the Prospectus, as thereafter delivered to the purchasers of the Registrable Securities, will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                 (xiii) use reasonable best efforts to cause the shares of Common Stock constituting Registrable Securities covered by the Registration Statement to qualify for quotation on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, to list such shares on each securities exchange on which outstanding Common Stock of the Company is then listed, if any;

                 (xiv)    Take the following actions:

                                  (A)      in connection with the Registration
                 Statement, make such representations and warranties to the holders of the Registrable Securities to be included therein in form, substance and scope as are customary in connection with shelf registrations of the type contemplated by this Agreement (such representations and warranties to be agreed





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                 upon by the Holders' Counsel and the Company, such agreement not to be unreasonably withheld) and, in connection with any underwritten offering pursuant to Section 7, make such representations and warranties to the holders of the Registrable Securities to be sold therein and the underwriter or underwriters, if any, in form, substance and scope as are customarily made in connection with primary underwritten offerings of equity or convertible debt securities;

                                  (B)      in connection with the Registration
                 Statement, cause to be delivered to the holders of the Registrable Securities to be included therein such opinions of counsel in form, substance and scope (and at such times) as are customary in connection with shelf registrations of the type contemplated by this Agreement (such opinions to be agreed upon by Holders' Counsel and the Company, such agreement not to be unreasonably withheld) and, in the case of an underwritten offering pursuant to Section 7, such other opinions of counsel customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities;

                                  (C)      cause to be delivered letters from
                 the Company's independent certified public accountants addressed to each selling holder and each underwriter, if any, covering the matters customarily covered in connection with primary underwritten public offerings of equity or convertible debt securities (such letters to be delivered at such times as are customary in connection with shelf registrations of the type contemplated by this Agreement (as agreed to by Holders' Counsel and the Company, such agreement not to be unreasonably withheld) and, in the case of an underwritten offering pursuant to Section 7, at the time of the signing of the underwriting or purchase agreement and at the time of any closing of such underwritten offering);

                                  (D)      if a purchase agreement is entered
                 into, cause the same to set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and

                                  (E)      in the case of an underwritten
                 offering, (i) enter into customary agreements required in connection therewith (including a customary purchase agreement) and (ii) deliver such customary documents and certificates as may be requested by any managing underwriter or underwriters, if any, to evidence the accuracy of the representations contemplated by clause (A) above and compliance





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                 with any customary conditions contained in the purchase
                 agreement or other agreement entered into by the Company in connection with such offering.

                 (xv) otherwise use its reasonable best efforts to comply with all applicable Rules and Regulations, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Registrable Securities are sold in an underwritten offering, or, if not sold in such an offering, (B) commencing with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

                 (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

                 (xvii) in the case of an underwritten offering, in the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) of the Company or has a "Conflict of Interest" (as defined in such Schedule) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such Schedule) of any Registrable Securities, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Schedule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                 (e) The Company may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Company the information regarding the distribution of such Registrable Securities required by the

Questionnaire or otherwise reasonably requested by the Company. Each such holder agrees, by the acquisition of Registrable Securities, to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

                 (f) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d)(iv)(F) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(d)(xii) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the reference to "two years" in the first sentence of Section 2(b) shall be deemed revised to include a number of days equal to the number of days during the period from and including the date of the giving of such notice to and including the date when each selling holder of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(d)(xii) hereof or is advised in writing by the Company that the use of the Prospectus may be resumed.


                 4.       Registration Expenses.

                 (a) Subject to Section 4(b) hereof, the Company shall pay all expenses (including, without limitation, Registration Expenses) in connection with performing its obligations under Sections 2 and 3 hereof. In addition, the Company shall pay the reasonable fees and disbursements of the Holders' Counsel; provided however that the Company shall not be required to pay more than $85,000 in the aggregate in respect of such fees and disbursements.

                 (b)      In the event of an underwritten offering pursuant to
Section 7 hereof (i) the holders participating in such offering shall be responsible for all agency fees and commissions and underwriting discounts and commissions, (ii) the Company shall pay the expenses referred to in clause (f) of the definition of Registration Expenses and up to $200,000 of other Registration Expenses relating to such underwritten offering and (ii) the holders participating in such offering shall bear all Registration Expenses relating to such underwritten offering in excess of $200,000 and shall reimburse (on a pro rata basis based on the principal amount of the Registration Securities included in the underwritten offering) the Company for any such excess expenses reasonably incurred by the Company upon request. To the extent that any Registration Expenses payable by the Company are incurred, assumed or paid by any holder, the Company shall reimburse such holder upon request.

                 (c) As used herein, Registration Expenses means the following expenses relating to the Registration Statement and the sale of the Registrable Securities relating thereto: (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(ix) hereof and, in the case of an underwritten offering, determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or the holders of such Registrable Securities may designate, including reasonable fees and disbursements, if any, of counsel for the underwriters in connection with such registrations or qualifications and determination, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and the expenses of printing or producing any Purchase Agreement(s), agreement(s) among underwriters and "Blue Sky" memoranda, any selling agreements and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of, (d) messenger, telephone and delivery expenses of the Company, (e) fees and expenses of any Trustee under the Indenture, any Transfer Agent and Registrar with respect to the Registrable Securities and any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xvii) hereof for acting in such capacity, (i) fees, expenses and disbursements of any other persons retained by the Company, including special experts, retained by the Company in connection with such registration, (j) all fees and expenses incurred in connection with the qualification of the shares of Common Stock constituting Registrable Securities for quotation on the Nasdaq National Market, or the listing of such shares on any securities exchange, pursuant to
Section 3(d)(xiii) (collectively, the "Registration Expenses") and (k) in the case of an underwritten offering pursuant to Section 7 hereof, the fees, disbursements and expenses of a single counsel retained by the holders to represent them in connection with such offering (the selection of such counsel by such holders to be made in the same manner as is provided in the definition of the terms "Holders' Counsel").


                 5.       Representations and Warranties.

                 The Company represents and warrants to, and agrees with, the Purchasers and each of the holders from time to time of Registrable Securities that:

                 (a) Each Registration Statement and each Prospectus contained therein or furnished pursuant to Sections 3(d)(vii) and 3(d)(viii) hereof and any further amendments or supplements to any such Registration Statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the Purchase Agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(d)(iv)(F) hereof until
(ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(d)(xii) hereof, the Registration Statement, and the Prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(d)(vii) or 3(d)(viii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information set forth in a Selling Securityholder's Questionnaire (or any other written information) furnished to the Company by a holder of Registrable Securities.

                 (b) Any documents incorporated by reference in any Prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary thereof is a party or by which the Company or any subsidiary thereof is bound or to which any of the property or assets of the Company or any subsidiary thereof is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended and restated, or the By-Laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary thereof or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, the qualification of the Indenture as contemplated by Section 3(a) hereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or "Blue Sky" laws in connection with the offering and distribution of the Registrable Securities.

                 (d) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


                 6.       Indemnification.

                 (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein and in the Purchase Agreement, and as an inducement to the Purchasers to enter into such Agreements, the Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, each underwriter, broker, dealer or other selling agent with respect to the Registrable Securities and each of their respective officers, directors, employees and agents and each person who controls such holder or underwriter, broker, dealer or other selling agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with any written information (including without limitation, any Selling Securityholder's Questionnaire) furnished to the Company by such Indemnified Person expressly for use therein.

                 (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement and to entering into any Purchase Agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such Purchase Agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any Prospectus contained therein or furnished by the Company to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by such person expressly for use therein (including, without limitation, any Selling Securityholder's Questionnaire), and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim;

                 (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which shall not be unreasonably withheld).

                 (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or
Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                 (e) Notwithstanding any other provision of this Section 6, in no event will any (i) holder be required to undertake liability to any person under this Section 6 for an aggregate amount in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to such registration and (ii) underwriter be required to undertake liability to any person pursuant to paragraph (d) of this Section 6 for any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter shall have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

                 (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person, including any liability to the Purchasers pursuant to
Section 8 of the Purchase Agreement. The obligation of each person that may be required to indemnify the Company and the other persons specified in Section 6(b) shall be in addition to any liability which any such person may otherwise have to the Company or such other indemnified persons.

                 7. Underwritten Offerings. (a) The holders of Registrable Securities covered by the Registration Statement may sell such Registrable Securities in an underwritten offering, provided that (i) the holders of at least 33 1/3% in aggregate principal amount of the Registrable Securities outstanding elect to participate in such an offering and (ii) the Company shall not be obligated to cooperate with more than one underwritten offering during the period specified in Section 2(b).

                 (b) If any of the Registrable Securities covered by the Registration Statement are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least 50% in aggregate principal amount of the outstanding Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

                 (c) Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, purchase agreements and other documents reasonably required under the terms of such underwriting arrangements.

                 (d)      Notwithstanding the foregoing or the provisions of
Section 3(d)(vi) hereof, upon receipt of a request from a holder of Registrable Securities or the managing underwriter or underwriters appointed pursuant to
Section 7 to prepare and file an amendment or supplement to the Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 120 days if the Company in good faith has a valid business reason for such delay.

                 8.       Rule 144.

                 The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(1) of Rule 144 under the Securities Act) and the Rules and Regulations, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.


                 9.       Miscellaneous.

                 (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement grant registration rights with respect to Registrable Securities or any other securities, or enter into any agreement with respect to its securities, which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person which agreement is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                 (b) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

                 (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be given in the manner provided for in the Indenture; provided, however, that the foregoing items shall be deemed effectively given to a holder for all purposes of this Agreement when delivered to the address for notices specified in the Selling Securityholder's Questionnaire delivered by such holder.

                 (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

                 (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder.

                 (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                 (h) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least 66 2/3% of the principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                 (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Company at the address set forth in the Indenture.

                 (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.


                                         DSC COMMUNICATIONS CORPORATION



                                         By:   /s/   Gerald F. Montry
                                            ---------------------------------
                                             Name:   Gerald F. Montry
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


                                         GOLDMAN, SACHS & CO.
                                         NATIONSBANC CAPITAL MARKETS. INC.



                                         By:  GOLDMAN, SACHS & CO.



                                         By:    /s/ Goldman, Sachs & Co.
                                            ---------------------------------
                                               (Goldman, Sachs & Co.)

                                                                       Exhibit A

                                                     NAME:
                                                          ---------------------

                       DSC COMMUNICATIONS CORPORATION

                   Selling Securityholder's Questionnaire

                IN CONNECTION WITH THE PROPOSED REGISTRATION
               OF SECURITIES OF DSC COMMUNICATIONS CORPORATION

                 Reference is made to the Registration Rights Agreement (the "Registration Rights Agreement") dated as of August 7, 1997 between DSC Communications Corporation (the "Company") and the Purchasers named therein. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to file a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), for the registration and sale under Rule 415 under the Securities Act of the Company's 7% Convertible Subordinated Notes due August 1, 2004 (the "Notes") and the shares of Common Stock of the Company issuable upon conversion of the Notes. The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects pursuant to Section 3(c) of the Registration Rights Agreement to include in the Registration Statement the Registrable Securities beneficially owned by it and listed in Item 4 below (unless otherwise specified under Item 4). The inclusion in the Registration Statement of the Registrable Securities owned by the Selling Securityholder shall be made in accordance with and shall be subject to the provisions of the Registration Rights Agreement. The Selling Securityholder is providing this Questionnaire to provide the Company with information necessary for the inclusion in the Registration Statement of the Registrable Securities beneficially owned by the Selling Securityholder.




(i)      Complete Name of Selling Securityholder:




(ii)     Address for Notices:

(iii)    Contact Person:

         Name:

         Address:

         Tel.:

         Fax.:


(iv)     Registrable Securities Beneficially Owned by the Selling
         Securityholder:

         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER DOES NOT OWN ANY NOTES OR SHARES OF COMMON STOCK HERETOFORE ISSUED UPON CONVERSION OF ANY NOTE.

         Principal Amount of Notes:



         Shares of Common Stock Heretofore Issued Upon Conversion of Notes:



(v) Other Shares of Common Stock or Other Securities of the Company Owned by the Selling Securityholder:

         EXCEPT AS SET FORTH BELOW, AND UNDER ITEM 4, THE UNDERSIGNED SELLING SECURITYHOLDER DOES NOT OWN ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES OF THE COMPANY.



(vi) Except as set forth below, the Selling Securityholder has held no position or office or has had any other material relationship with the Company (or predecessor or affiliate of the Company) during the past three years.


(vii) The Selling Securityholder acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, and the rules





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
         thereunder, relating to stock manipulation, particularly Rule 10b-6 thereunder, in connection with the offering of its Registrable Securities covered by the Registration Statement. The Selling Securityholder agrees that neither it nor any person acting on its behalf, will bid for, or purchase any securities of the Company in violation of such provisions, so long as the Registrable Securities beneficially owned by it are being offered pursuant to the Registration Statement.



By its signature below, the Selling Securityholder consents to the disclosure of the information contained herein to the extent required by the federal and state securities laws and the rules of the Commission. The Selling Securityholder understands that the information that is being furnished to the Company in this Questionnaire will be relied upon by the Company in connection with the preparation of the Registration Statement. The Selling Securityholder agrees to promptly notify the Company of any changes in such information which may occur subsequent to the date hereof.


Dated:            , 199
       ----------      --                         ---------------------------
                                                  Selling Securityholder


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:





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